                                                                    Exhibit 10.1



================================================================================
                       TRANSITION PROPERTY SALE AGREEMENT

                                    between

                   RELIANT ENERGY TRANSITION BOND COMPANY LLC
                                     Issuer

                                      and

                          RELIANT ENERGY, INCORPORATED
                                     Seller

                          Dated as of October 24, 2001
================================================================================

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS .....................................................................    1
        Section 1.01 Definitions ..........................................................    1
        Section 1.02 Other Definitional Provisions ........................................    1

ARTICLE II CONVEYANCE OF THE TRANSITION PROPERTY ..........................................    2
        Section 2.01 Conveyance of the Initial Transition Property ........................    2
        Section 2.02 Conditions to Conveyance of the Transition Property ..................    3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER ......................................    5
        Section 3.01 Organization and Good Standing .......................................    5
        Section 3.02 Due Qualification ....................................................    5
        Section 3.03 Power and Authority ..................................................    5
        Section 3.04 Binding Obligation ...................................................    5
        Section 3.05 No Violation .........................................................    6
        Section 3.06 No Proceedings .......................................................    6
        Section 3.07 Approvals ............................................................    6
        Section 3.08 The Transition Property ..............................................    7
        Section 3.09 Solvency .............................................................    7
        Section 3.10 The Financing Order ..................................................    8
        Section 3.11 State Action .........................................................    8
        Section 3.12 No Court Order .......................................................    9
        Section 3.13 Approvals Concerning the Transition Property .........................    9
        Section 3.14 No Proceedings Concerning the Texas Electric Choice Plan .............    9
        Section 3.15 Assumptions ..........................................................    9
        Section 3.16 Creation of the Transition Property ..................................   10
        Section 3.17 Prospectus ...........................................................   10
        Section 3.18 Conversion to a Limited Liability Company ............................   10
        Section 3.19 Nature of Representations and Warranties .............................   11

ARTICLE IV COVENANTS OF THE SELLER ........................................................   11
        Section 4.01 Seller's Existence ...................................................   11
        Section 4.02 No Liens or Conveyances ..............................................   11
        Section 4.03 Delivery of Collections ..............................................   11
        Section 4.04 Notice of Liens ......................................................   12
        Section 4.05 Compliance With Law ..................................................   12
        Section 4.06 Covenants Related to the Transition Property .........................   12
        Section 4.07 Protection of Title ..................................................   13
        Section 4.08 Taxes ................................................................   14

     Section 4.09  Filings Pursuant to Financing Order..............................       14

ARTICLE V ADDITIONAL UNDERTAKINGS OF SELLER ........................................       14

     Section 5.01. Liability of the Seller; Indemnities ............................       15
     Section 5.02. Merger or Consolidation of, or Assumption of the
                   Obligations of, the Seller ......................................       16
     Section 5.03. Conversion of the Seller to a Limited Liability Company .........       18
     Section 5.04. Limitation on Liability of the Seller And Others ................       18

ARTICLE VI MISCELLANEOUS PROVISIONS ................................................       18
     Section 6.01  Amendment .......................................................       18
     Section 6.02  Notices .........................................................       19
     Section 6.03  Assignment by the Seller ........................................       20
     Section 6.04  Assignment to the Indenture Trustee .............................       20
     Section 6.05  Limitations on Rights of Others .................................       20
     Section 6.06  Severability ....................................................       20
     Section 6.07  Separate Counterparts ...........................................       21
     Section 6.08  Headings ........................................................       21
     Section 6.09  Governing Law ...................................................       21
     Section 6.10  Nonpetition Covenants ...........................................       21

APPENDIX A DEFINITIONS

     TRANSITION PROPERTY SALE AGREEMENT (this "Agreement") dated as of October 24, 2001, between RELIANT ENERGY TRANSITION BOND COMPANY LLC, a Delaware limited liability company (the "Issuer"), and RELIANT ENERGY, INCORPORATED, a Texas corporation, as seller (the "Seller").

     WHEREAS, the Issuer desires to purchase from time to time the Transition Property created pursuant to the Texas Electric Choice Plan and financing orders;

     WHEREAS, the Seller is willing to sell its rights and interests under the Financing Order to the Issuer whereupon such rights and interests will become the Transition Property;

     WHEREAS, the Issuer, in order to finance the purchase of the Transferred Transition Property, will from time to time issue one or more series of Transition Bonds under the Indenture; and

     WHEREAS, the Issuer, to secure its obligations under the Transition Bonds and the Indenture, will pledge its right, title and interest in the Transferred Transition Property and this Agreement to the Indenture Trustee for the benefit of the Transition Bondholders.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01 Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix A to this Agreement.

     Section 1.02 Other Definitional Provisions.

          (a) "Agreement" means this Transition Property Sale Agreement, as the same may be further amended, supplemented or otherwise modified and in effect from time to time.

          (b) Non-capitalized terms used herein which are defined in the Texas Electric Choice Plan, as the context requires, have the meanings assigned to such terms in the Texas Electric Choice Plan, but without giving effect to amendments to the Texas Electric Choice Plan after the date hereof which have a material adverse effect on the Issuer or the Transition Bondholders.

          (c) All terms defined in this Agreement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

                                   ARTICLE II

                     CONVEYANCE OF THE TRANSITION PROPERTY

     Section 2.01 Conveyance of the Initial Transition Property.

          (a) In consideration of the Issuer's payment to or upon the order of the Seller of $738,197,000 (the "Initial Purchase Price") by wire transfer of funds immediately available on the date hereof to Seller's
     account no.          at         ,routing transit ABA #         , subject to
     the satisfaction or waiver of the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Seller herein) or warranty, except as set forth herein, all right, title and interest of the Seller in, to and under the Financing Order as identified in the Bill of Sale delivered pursuant to Section 2.02(i) on or prior to the Initial Transfer Date whereupon such rights and interests under the Financing Order shall become the Initial Transition Property (such sale, transfer, assignment, setting over and conveyance of the Initial Transition Property to include, to the fullest extent permitted by the Texas Electric Choice Plan, the right to impose, collect and receive the Transition Charges related to the Initial Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance of the Initial Transition Property is hereby expressly stated to be a sale or other absolute transfer and, pursuant to
     Section 39.308 of the Texas Electric Choice Plan and other applicable law, is a true sale and is not a secured transaction and title, legal and equitable, has passed to the Issuer. The preceding sentence is the statement referred to in Section 39.308 of the Texas Electric Choice Plan. The Seller agrees and confirms that upon payment of the Initial Purchase Price and the execution and delivery of this Agreement and the related Bill of Sale, the sale, transfer and assignment hereunder shall be effective and the Seller shall have no right, title or interest in, to or under the Initial Transition Property.

          (b) Subject to the satisfaction or waiver of conditions specified in Section 2.02, the Issuer does hereby purchase the Initial Transition Property from the Seller for the consideration set forth in paragraph (a) above.

          (c) The Seller and the Issuer each acknowledge and agree that the purchase price for the Initial Transition Property sold pursuant to this Agreement is equal to its fair market value at the time of sale.

          (d) The Seller and the Issuer further agree that from time to time, the Seller may offer to sell, and the Issuer may purchase, the Seller's rights and interests under separate financing orders as of Subsequent Transfer Dates whereupon such rights and interests under subsequent financing orders shall become Subsequent Transition Property, subject to the satisfaction or waiver of the conditions specified in
     Section 2.02, in exchange for consideration to be agreed upon (the "Subsequent Purchase Price"). The Seller and the Issuer hereby agree that each such sale, transfer, assignment, setting over and conveyance of any Subsequent Transition Property shall include, to the fullest extent permitted by the Texas Electric Choice Plan, the right to impose, collect and receive the Transition Charges related to such Subsequent Transition Property, as the same may be adjusted from time to time. Such sale, transfer, assignment, setting over and conveyance of the Subsequent Transition Property is hereby stated to be a sale or other absolute transfer and, pursuant to Section 39.308 of the Texas Electric Choice Plan and other applicable law, will be a true sale and is not a secured transaction and title, legal and equitable, will pass to the Issuer. The preceding sentence is the statement referred to in Section 39.308 of the Texas Electric Choice Plan. The Seller agrees and confirms that upon payment of the applicable Subsequent Purchase Price and the execution and delivery of the related Bill of Sale, the sale, transfer and assignment to the Issuer thereunder shall be effective and the Seller shall have no right, title or interest in, to or under the Subsequent Transition Property which is the subject of such Bill of Sale.

          (e) Notwithstanding the foregoing, in the event that any sale, transfer, assignment, setting over and conveyance of any Transition Property is determined by any court of competent jurisdiction not to be a true sale as contemplated by the parties and as provided in Section 39.308 of the Texas Electric Choice Plan, then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of and grant of a security interest in such Transition Property under Section 39.309 of the Texas Electric Choice Plan and under Articles 8 and 9 of the Uniform Commercial Code as enacted in the State of Texas and each other applicable jurisdiction (the "UCC"), and the Seller shall be deemed to have granted, and does hereby grant, as of the date hereof, a security interest to the Issuer on behalf of itself and the Indenture Trustee in such Transition Property to secure a payment obligation incurred by the Seller in the amount paid by the Issuer for the Transition Property.

     Section 2.02 Conditions to Conveyance of the Transition Property. The obligation of the Seller to sell, and the obligation of the Issuer to purchase Transition Property upon the Initial Transfer Date or any Subsequent Transfer Date shall be subject to and conditioned upon the satisfaction or waiver of each of the following conditions:

          (i) on or prior to the applicable Transfer Date, the Seller shall deliver to the Issuer a duly executed Bill of Sale identifying the Transition Property to be purchased as of that date, substantially in the form of Exhibit A hereto;

          (ii) as of the applicable Transfer Date, the representations and warranties of the Seller in this Agreement shall be true and correct and no breach by the Seller of its covenants in this Agreement shall exist and the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer's Certificate to such effect and no Servicer Default shall have occurred and be continuing;

          (iii)  as of the applicable Transfer Date:

                 (A) the Issuer shall have sufficient funds available to pay the purchase price for the Transferred Transition Property to be purchased on such date, and

                 (B) all conditions set forth in the Indenture to the issuance of one or more Series of Transition Bonds intended to provide such funds shall have been satisfied or waived;

          (iv) on or prior to the applicable Transfer Date, the Seller shall have taken all actions required under the Texas Electric Choice Plan, the Financing Order or a separate financing order, as the case may be, and other applicable law for the Issuer to have ownership of the Transferred Transition Property to be purchased on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture; and the Issuer, or the Servicer on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Indenture Trustee a first priority perfected security interest in the Trust Estate and maintain such security interest as of such date (including all actions required under the Texas Electric Choice Plan, the Financing Order or a separate financing order, as the case may be, and the UCC);

          (v) in the case of any sale of Subsequent Transition Property only, the Seller shall have provided the Issuer and each Rating Agency with a notice specifying the Subsequent Transfer Date for such Subsequent Transition Property not later than thirty (30) days prior to the Subsequent Transfer Date;

          (vi) the Seller shall have delivered to each Rating Agency and to the Issuer any Opinions of Counsel requested by the Rating Agencies;

          (vii) the Seller shall have delivered to the Indenture Trustee and the Issuer an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02;

          (viii) in the case of any sale of Subsequent Transition Property only, the Seller shall have taken any action necessary to satisfy the Rating Agency Condition; and

          (ix) the Seller shall have received the Initial Purchase Price or the Subsequent Purchase Price, as applicable, in funds immediately available on the applicable Transfer Date.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     As of each Transfer Date, the Seller makes the following representations and warranties on which the Issuer has relied and will rely in acquiring the Transferred Transition Property. The following representations and warranties are made under existing law as in effect as of the applicable Transfer Date. The Seller shall not be in breach of any representation or warranty herein as a result of a change in law (which does not include a final, non-appealable judicial holding by a court of competent jurisdiction that any provision of the Texas Electric Choice Plan relevant to securitization is unconstitutional) occurring after the applicable Transfer Date. The representations and warranties shall survive the sale of the Transferred Transition Property to the Issuer and the pledge thereof on each Transfer Date to the Indenture Trustee pursuant to the Indenture.

     Section 3.01 Organization and Good Standing. The Seller is a corporation duly organized and in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and to conduct its business as currently owned or conducted.

     Section 3.02 Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues or properties).

     Section 3.03 Power and Authority. The Seller has the corporate power and authority to obtain the Financing Order and to execute and deliver this Agreement and to carry out its terms; the Seller has the corporate power and authority to own the rights and interests under the Financing Order, and to sell and assign the rights and interests under the Financing Order, whereupon such rights and interests will become the Transition Property, to the Issuer, and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

     Section 3.04 Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' or secured parties' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

       Section 3.05 No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not:
(i) conflict with or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, mortgage, credit agreement or other agreement or instrument to which the Seller is a party or by which it or its properties is bound; (ii) result in the creation or imposition of any Lien upon any of the Seller's properties pursuant to the terms of any such indenture or agreement or other instrument; or (iii) violate any existing law or any existing order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or its properties.

       Section 3.06 No Proceedings. Except as disclosed in the Issuer's prospectus dated October 17, 2001 and the related prospectus supplement dated October 17, 2001 relating to the Transition Bonds (together, the "Prospectus"), there are no proceedings pending and, to the Seller's knowledge, (x) there are no proceedings threatened and (y) there are no investigations pending or threatened before any Governmental Authority having jurisdiction over the Seller or its properties involving or relating to the Seller or the Issuer or, to the Seller's knowledge, any other Person:

               (i) asserting the invalidity of this Agreement, any of the other Basic Documents, the Transition Bonds, the Texas Electric Choice Plan or the Financing Order;

               (ii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents;

               (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Transition Bonds; or

               (iv) challenging the Seller's treatment of the Transition Bonds as debt of the Seller for federal or state income, gross receipts or franchise tax purposes.

       Section 3.07 Approvals. Except for continuation filings under the UCC and other filings under the Texas Electric Choice Plan and the UCC, no approval, authorization, consent, order or other action of, or filing with, any Governmental Authority is required under an applicable law, rule or regulation in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement. The Issuance Advice Letter has been filed in accordance with the Financing Order.

     Section 3.08 The Transition Property.

              (a) Information. Subject to Section 3.15, all information, as amended or supplemented from time to time prior to the date this representation is made, provided by the Seller to the Issuer with respect to the Transferred Transition Property (including the Financing Order and the Issuance Advice Letter) is correct in all material respects.

              (b) Effect of Transfer. Each sale, transfer, assignment, setting over and conveyance herein contemplated constitutes a sale or other absolute transfer of all right, title and interest of the Seller in, to and under the Financing Order from the Seller to the Issuer whereupon such rights and interests shall become the Transition Property; upon execution and delivery of this Agreement and the related Bill of Sale and payment of the Initial Purchase Price or Subsequent Purchase Price, as applicable, the Seller will have no right, title or interest in, to or under the Transferred Transition Property; and such Transferred Transition Property would not be a part of the estate of the Seller as debtor in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

             (c)  Transfer Filings.

                  (i) The Seller is the sole owner of the rights and interests under the Financing Order to be sold to the Issuer on the applicable Transfer Date.

                  (ii) On the Transfer Date, immediately upon the sale hereunder, such Transferred Transition Property will have been validly sold, assigned, transferred, set over and conveyed to the Issuer free and clear of all Liens (except for any Lien created in favor of the Transition Bondholders pursuant to
                  Section 39.309 of the Texas Electric Choice Plan or any Lien created by the Issuer under the Basic Documents).

                  (iii) All actions or filings (including filings with the Texas Secretary of State in accordance with the rules prescribed under the Texas Electric Choice Plan and the UCC) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Transferred Transition Property and to grant to the Indenture Trustee a first priority perfected security interest in such Transferred Transition Property, free and clear of all Liens of the Seller or anyone else, have been taken or made.

     Section 3.09 Solvency. After giving effect to the sale of any Transferred Transition Property hereunder, the Seller:

             (i)  is solvent and expects to remain solvent,

             (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes,

             (iii) is not engaged and does not expect to engage in a business for which its remaining property represents an unreasonably small portion of its capital,

             (iv) reasonably believes that it will be able to pay its debts as they come due, and

             (v) is able to pay its debts as they come due and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

     Section 3.10  The Financing Order.

             (a) Each provision of the Texas Electric Choice Plan relevant to securitization is valid and constitutional under the Texas and United States Constitutions; the Financing Order as issued on May 31, 2000 and as interpreted by the Texas Commission on September 18, 2001 has been issued by the Texas Commission in accordance with the Texas Electric Choice Plan; the Financing Order and the process by which it was issued comply with all applicable laws, rules and regulations and the Financing Order is final and non-appealable and in full force and effect.

             (b) As of the date of issuance of any Series of the Transition Bonds, the Transition Bonds of that Series (including those issued in respect of Subsequent Transition Property) will be entitled to the protections provided by the Texas Electric Choice Plan and the Financing Order, and the Financing Order and the Transition Charges authorized therein will have become irrevocable and not subject to reduction, impairment or adjustment by further action of the Texas Commission, except as permitted by Section 39.307 of the Texas Electric Choice Plan, and the Issuance Advice Letter relating to the Transferred Transition Property to be sold on such date has been filed in accordance with the Financing Order. The Texas Commission has not issued any order prior to the third business day after submission of the Issuance Advice Letter that the Transition Bonds do not comply with Ordering Paragraph 5 of the Financing Order and the initial Transition Charges and the final terms of the Transition Bonds set forth in the Issuance Advice Letter have become effective.

     Section 3.11  State Action.

             (a) Under the Texas Electric Choice Plan, the State of Texas has pledged that it will not take or permit any action that would impair the value of the Transition Property, or, except as permitted in Section 39.307 of the Texas Electric Choice Plan, reduce, alter or impair the Transition Charges until the principal, interest and premium, if any, and any other charges incurred and contracts to be performed in connection with the Transition Bonds, have been paid and performed in full.

              (b) Under the laws of the State of Texas and the United States, the State of Texas could not constitutionally take any action of a legislative character, including the repeal or amendment of the Texas Electric Choice Plan, which would substantially limit, alter or impair the Transition Property or other rights vested in the Transition Bondholders pursuant to the Financing Order, or substantially limit, alter, impair or reduce the value or amount of the Transition Property, unless such action is a reasonable exercise of the State of Texas' sovereign powers and of a character reasonable and appropriate to the important public purpose justifying such action, and, under the takings clauses of the State of Texas and United States Constitutions, the State of Texas could not repeal or amend the Texas Electric Choice Plan or take any other action in contravention of its pledge quoted above without paying just compensation to the Transition Bondholders, as determined by a court of competent jurisdiction, if doing so would constitute a permanent appropriation of a substantial property interest of the Transition Bondholders in the Transition Property and deprive the Transition Bondholders of their reasonable expectations arising from their investments in the Transition Bonds; however, there is no assurance that, even if a court were to award just compensation, it would be sufficient to pay the full amount of principal of and interest on the Transition Bonds.

     Section 3.12 No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Texas Electric Choice Plan, the Financing Order, the Issuance Advice Letter, the Transferred Transition Property or the Transition Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

     Section 3.13 Approvals Concerning the Transition Property. No other approval, authorization, consent, order or other action of, or filing with any Governmental Authority is required in connection with the creation or transfer of the Seller's rights and interests under the Financing Order and the Issuer's purchase of the Transferred Transition Property from the Seller, except those that have been obtained or made.

     Section 3.14 No Proceedings Concerning the Texas Electric Choice Plan. Except as disclosed in the Prospectus, there are no proceedings pending, and to the best of the Seller's knowledge, (i) there are no proceedings threatened and
(ii) there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Issuer or the Seller or their respective properties challenging the Texas Electric Choice Plan or the Financing Order.

     Section 3.15 Assumptions. The assumptions used in calculating the Transition Charges in the Issuance Advice Letter are reasonable and made in good faith; however, notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that the assumptions used in calculating such Transition Charge will in fact be realized.

     Section 3.16  Creation of the Transition Property.

             (a) Upon the effectiveness of the Issuance Advice Letter and the transfer of the Seller's rights and interests under the Financing Order and the Issuer's purchase of the Transition Property from the Seller pursuant to this Agreement, the Transferred Transition Property constitutes a present property right.

             (b) Upon the effectiveness of the Issuance Advice Letter and the transfer of the Seller's rights and interests under the Financing Order and the Issuer's purchase of the Transferred Transition Property from the Seller pursuant to this Agreement, the Transferred Transition Property includes, without limitation:

                   (1) the right to impose, collect and receive the Transition Charges authorized in the Financing Order, including, without limitation, the right to receive Transition Charges in amounts and at times sufficient to pay principal and interest on the Transition Bonds and make deposits to the overcollateralization subaccount,

                    (2) all rights and interest of the Seller under the Financing Order,

                    (3) the rights to file for periodic adjustments of the Transition Charges as provided in the Financing Order, and

                    (4) all revenues and collections resulting from Transition Charges.

             (c) Upon the effectiveness of the Issuance Advice Letter and the transfer of the Seller's rights and interests under the Financing Order and the Issuer's purchase of the Transferred Transition Property from the Seller on such Transfer Date pursuant to this Agreement, the Transferred Transition Property is not subject to any Lien created by a previous indenture.

     Section 3.17 Prospectus. As of the date hereof, the information describing the Seller under the caption "Reliant Energy" and the caption "The Servicer of the Transition Property" in the Prospectus is true and correct in all material respects.

     Section 3.18 Conversion to a Limited Liability Company. The conversion of the Seller into a Texas limited liability company will not:

             (a)    interrupt the Seller's existence,

               (b) affect the Seller's rights, title and interests in its real estate and other property or its power and authority to perform its obligations under this Agreement, the Servicing Agreement or the other Basic Documents,

               (c) impair or diminish the liabilities and obligations of the
                   Seller, including, without limitation, its obligations under this Agreement or any other Basic Document, or

               (d) result (i) in the breach of any representation or warranty made pursuant to this Article III or (ii) after notice or lapse of time, or both, in a Servicer Default.


     Section 3.19 Nature of Representations and Warranties. The representations and warranties set forth in Section 3.08 and Section 3.10 through Section 3.18, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties' good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Transition Bondholders are purchasing the Transition Bonds, and to reflect the parties' agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and its permitted assigns (to the extent required by and in accordance with
Section 5.01), and that the Issuer and its permitted assigns will be entitled to
------------
enforce any rights and remedies under the Basic Documents on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

                                   ARTICLE IV

                            COVENANTS OF THE SELLER

     Section 4.01 Seller's Existence. Subject to Section 5.02, so long as any of the Transition Bonds are outstanding, the Seller shall keep in full force and effect its existence and remain in good standing under the laws of the state of its organization, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

     Section 4.02 No Liens or Conveyances. Except for the conveyances hereunder or any Lien under Section 39.309 of the Texas Electric Choice Plan for the benefit of the Issuer, the Indenture Trustee and the Transition Bondholders, the Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Transition Property, whether now existing or hereafter created, or any interest therein. The Seller shall not at any time assert any Lien against or with respect to any Transferred Transition Property, and shall defend the right, title and interest of the Issuer and the Indenture Trustee, as assignee of the Issuer, in, to and under the Transferred Transition Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

     Section 4.03 Delivery of Collections. It is anticipated that the Seller will receive collections under the terms and provisions of the Intercreditor Agreement in respect of the Transition Charges or the proceeds thereof other than in its capacity as the Servicer. The Seller shall pay the Servicer all payments received by the Seller in respect thereof, in accordance with the Intercreditor Agreement, as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after receipt.

     Section 4.04 Notice of Liens. The Seller shall notify the Issuer and the Indenture Trustee promptly after becoming aware of any Lien on any Transferred Transition Property other than the conveyances hereunder, any Lien under the Basic Documents or any Lien under Section 39.309 of the Texas Electric Choice Plan or the UCC for the benefit of the Issuer or the Transition Bondholders.

     Section 4.05 Compliance With Law. The Seller shall comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to the Seller, except to the extent that failure to so comply would not materially adversely affect the Issuer's or the Indenture Trustee's interests in the Transferred Transition Property or under any of the Basic Documents or the Seller's performance of its obligations hereunder.

     Section 4.06 Covenants Related to the Transition Property.

             (a) So long as any of the Transition Bonds is outstanding, the Seller shall:

                  (i) treat the Transition Bonds as debt of the Issuer and not of the Seller, except for financial reporting or tax purposes,

                  (ii) disclose in its financial statements that it is not the owner of the Transferred Transition Property and that the assets of the Issuer are not available to pay creditors of the Seller or any of its Affiliates (other than the Issuer),

                  (iii) disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles, and

                  (iv)   not own or purchase any Transition Bonds.

             (b)  So long as any of the Transition Bonds is outstanding,

                  (i) in all proceedings relating directly or indirectly to the Transferred Transition Property, the Seller shall: (A) affirmatively certify and confirm that it has sold all of its rights and interests under the Financing Order to the Issuer (other than for financial reporting or tax purposes), and (B) not make any statement or reference in respect of the Transferred Transition Property that is inconsistent with the ownership thereof by the Issuer (other than for financial reporting or tax purposes);

               (ii) the Seller shall not take any action in respect of the Transferred Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as contemplated by the Basic Documents, including without limitation, the Intercreditor Agreement; and

               (iii) the Issuer shall not sell transition bonds under a separate financing order in connection with the issuance of additional transition bonds unless the Rating Agency Condition shall have been satisfied.

          (c) The Seller agrees that upon the sale by the Seller of all of its rights and interests under the Financing Order to the Issuer pursuant to this Agreement:

               (i) to the fullest extent permitted by law, including the Texas Electric Choice Plan and applicable Texas Commission Regulations, the Issuer shall have all of the rights originally held by the Seller with respect to the Transferred Transition Property, including the right to collect any amounts payable by any Person responsible for remitting Transition Charges to the Servicer under the terms of the Financing Order or the Texas Electric Choice Plan or applicable tariff in respect of such Transferred Transition Property as provided in the Financing Order and the Texas Commission Regulations, notwithstanding any objection or direction to the contrary by the Seller, and

               (ii) any payment to the Servicer by any Person responsible for remitting Transition Charges to the Servicer under the terms of the Financing Order or the Texas Electric Choice Plan or applicable tariff shall discharge such Person's obligations in respect of such Transferred Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

     Section 4.07 Protection of Title. The Seller shall execute and file such filings, and cause to be executed and filed such filings, and take all such actions, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Transferred Transition Property, including, without limitation, all filings required under the Texas Electric Choice Plan and the UCC relating to the transfer of the ownership of the rights and interests under the Financing Order by the Seller to the Issuer and the Issuer's ownership of the Transferred Transition Property and the pledge of the Transferred Transition Property by the Issuer to the Indenture Trustee. The Seller shall deliver (or cause to be delivered) to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel performance by the Texas Commission or the State of Texas of any of their obligations or duties under the Texas Electric Choice Plan, any Financing Order or any Issuance Advice Letter relating to the transfer of the ownership of the rights and interests under the Financing Order by the Seller to the Issuer and the Issuer's ownership of the Transferred Transition Property, and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, in each case as may be reasonably necessary:

     (a) to protect the Issuer and the Transition Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III; or

     (b) so long as the Seller is also the Servicer, to block or overturn any attempts to cause a repeal of, modification of or supplement to the Texas Electric Choice Plan, the Financing Order, any Issuance Advice Letter or the rights of Transition Bondholders by legislative enactment or constitutional amendment that would be adverse to the Issuer, the Indenture Trustee or the Transition Bondholders.

The costs of any such actions or proceedings shall be reimbursed by the Issuer to the Seller from amounts on deposit in the collection account as an operating expense in accordance with the terms of the Indenture. The Seller's obligations pursuant to this Section 4.07 shall survive and continue notwithstanding that the payment of operating expenses pursuant to the Indenture may be delayed (it being understood that the Seller may be required to advance its own funds to satisfy its obligation hereunder). The Seller designates the Issuer as its agent and attorney-in-fact to execute any filings of financing statements, continuation statements or other instruments required of the Seller pursuant to this Section, it being understood that the Issuer shall have no obligation to execute any such instruments.

     Section 4.08 Taxes. So long as any of the Transition Bonds is outstanding, the Seller shall pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, businesses, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Transferred Transition Property; provided that no such tax need be paid if the Seller or one of its Affiliates is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such Affiliate has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

     Section 4.09 Filings Pursuant to Financing Order. The Seller shall comply with all filing requirements, including making any post-closing filings, in accordance with the Financing Order.

                                   ARTICLE V

                       ADDITIONAL UNDERTAKINGS OF SELLER

     The Seller hereby undertakes the obligations contained in this Article V and acknowledges that the Issuer shall have the right to assign its rights with respect to such obligations to the Indenture Trustee for the benefit of the Transition Bondholders.

     Section 5.01. Liability of the Seller; Indemnities.

          (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

          (b) The Seller shall indemnify the Issuer and the Indenture Trustee, for itself and on behalf of the Transition Bondholders and any subsequent Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Transition Bondholders solely as a result of their ownership of Transition Bonds) that may at any time be imposed on or asserted against any such Person under existing law as of any Transfer Date as a result of the sale and assignment of the Seller's rights and interests under the Financing Order by the Seller to the Issuer, the acquisition or holding of the Transferred Transition Property by the Issuer or the issuance and sale by the Issuer of the Transition Bonds, including any sales, gross receipts, general corporation, personal property, privilege, franchise or license taxes, but excluding any taxes imposed as a result of a failure of such Person to properly withhold or remit taxes imposed with respect to payments on any Transition Bond, in the event and to the extent such taxes are not recoverable as Qualified Costs, it being understood that the Transition Bondholders shall be entitled to enforce their rights against the Seller under this Section 5.01(b) solely through a cause of action brought for their benefit by the Indenture Trustee.

          (c) The Seller shall indemnify the Issuer and the Indenture Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all amounts of principal of and interest on the Transition Bonds not paid when due or when scheduled to be paid in accordance with their terms and the amount of any deposits to the Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required, in each case as a result of the Seller's breach of any of its representations, warranties or covenants contained in this Agreement.

          (d) The Seller shall indemnify the Issuer and the Indenture Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, claims, actions, suits or payments of any kind whatsoever that may be imposed on or asserted against any such Person (other than any liabilities, obligations or claims for or payments of principal of or interest on the Transition Bonds) together with any reasonable costs and expenses incurred by such Person, in each case as a result of the Seller's breach of any of its representations, warranties or covenants contained in this Agreement.

          (e)  The indemnification obligations of the Seller under this Section
     5.01 shall rank pari passu with all other general unsecured obligations of the Seller.

          (f) Indemnification under this Section 5.01 shall survive the resignation or removal of the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including reasonable attorneys' fees and expenses). The Seller shall not indemnify any party under this Section 5.01 for any changes in law (which does not include a final, non-appealable judicial holding by a court of competent jurisdiction that any provision of the Texas Electric Choice Plan relevant to securitization is unconstitutional) after the Transfer Date.

          (g) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Issuer's property or assets based on existing law as of the Transfer Date.

Notwithstanding the foregoing, in no event shall any such foregoing indemnity extend to the collectibility of the Transition Charges from any Person responsible for remitting Transition Charges to the Servicer under the terms of the Financing Order, the Texas Electric Choice Plan or an applicable tariff, or the creditworthiness of any such Person.

     Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Seller.

Any Person:

          (a) into which the Seller may be merged or consolidated and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are split, which provides distribution service directly to a majority of the Seller's then existing customers),

          (b) which results from the division of the Seller into two or more Persons and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are split, which provides distribution service directly to a majority of the Seller's then existing customers),

          (c) which may result from any merger or consolidation to which the Seller shall be a party and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are split, which provides distribution service directly to a majority of the Seller's then existing customers),

          (d) which may succeed to the properties and assets of the Seller substantially as a whole and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are split, which provides distribution service directly to a majority of the Seller's then existing customers), or

          (e) which may otherwise succeed to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are split, which provides distribution service directly to a majority of the Seller's then existing customers), which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that

          (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing,

          (ii) the Rating Agencies shall have received prior written notice of such transaction,

          (iii) the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,

          (iv) the Seller shall have delivered to the Issuer and the Indenture Trustee an Opinion of Counsel either

                (A) stating that, in the opinion of such counsel, all filings to be made by the Seller, including filings with the Texas Commission pursuant to the Texas Electric Choice Plan and the UCC, that are necessary fully to preserve and protect the respective interests of the Issuer and the Indenture Trustee in the Transferred Transition Property have been executed and filed, and reciting the details of such filings, or

                (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests, and

          (v) the Seller shall have delivered to the Issuer, the Indenture Trustee and the Rating Agencies an opinion of independent tax counsel (in form and substance satisfactory to the Seller, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such transaction will not result in a material adverse federal income tax consequence to the Seller, the Issuer, the Indenture Trustee or the Transition Bondholders.

Subject to Section 5.03, the Seller shall not consummate any transaction referred to in clauses (a), (b), (c), (d) or (e) above except upon execution of the above described agreement of assumption and compliance with clauses (i),
(ii), (iii), (iv) and (v) above. When any Person acquires the properties and assets of the Seller substantially as a whole and succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are split, which provides distribution services directly to customers), or otherwise becomes the successor to the Seller in accordance with the terms of this Section 5.02, then upon the satisfaction of all of the other conditions of this Section 5.02, the Seller shall automatically and without further notice be released from its obligations hereunder.

     Section 5.03. Conversion of the Seller to a Limited Liability Company. Notwithstanding anything in this Agreement to the contrary, the Seller shall be able to convert to a Texas limited liability company without the execution of an agreement of assumption and without compliance with clauses (i), (ii), (iii),
(iv) and (v) of Section 5.02.

     Section 5.04. Limitation on Liability of the Seller And Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.07, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS


     Section 6.01 Amendment.

          (a) This Agreement may be amended in writing by the Seller and the Issuer, provided that (i) the Rating Agency Condition has been satisfied in connection therewith and (ii) the Indenture Trustee and the Texas Commission have consented thereto or shall be conclusively deemed to have consented thereto, as the case may be. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies. With respect to the Texas Commission's consent to any amendment to this Agreement,

               (i) the Seller may request the consent of the Texas Commission by delivering to the Texas Commission's executive director and general counsel a written request for such consent, which request shall contain:

                    (A) a reference to Docket No. 21655;

                    (B) an Officer's Certificate stating that the proposed
               amendment has been approved by all relevant parties; and

                    (C) a statement identifying the person to whom the Texas
               Commission or its staff is to address its consent to the proposed amendment or request additional time;

               (ii) The Texas Commission shall, within fifteen days of receiving the request for consent complying with Section 6.01(a)(i) above, either

                    (A) provide notice of its consent or lack of consent to the person specified in Section 6.01(a)(i)(C) above, or

                    (B) be conclusively deemed to have consented to the proposed amendment,

          unless, within fifteen days of receiving the request for consent complying with Section 6.01(a)(i) above, the Texas Commission or its staff delivers to the office of the person specified in Section 6.01(a)(i)(C) above a written statement requesting an additional amount of time not to exceed thirty days in which to consider whether to consent to the proposed amendment. If the Texas Commission or its staff requests an extension of time in the manner set forth in the preceding sentence, then the Texas Commission shall either provide notice of its consent or lack of consent to the person specified in 6.01(a)(i)(C) above no later than the last day of such extension of time or be conclusively deemed to have consented to the proposed amendment on the last day of such extension of time.

          (b) Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects their own rights, duties or immunities under this Agreement or otherwise.

     Section 6.02 Notices. Unless otherwise specifically provided herein, all demands, notices and communications upon or to the Seller, the Issuer, the Indenture Trustee, the Texas Commission or the Rating Agencies under this Agreement shall be in writing, delivered personally, via facsimile, reputable overnight courier or by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt

          (a) in the case of the Seller, to Reliant Energy, Incorporated, 1111 Louisiana, Houston, Texas 77002, Attention: Treasurer,

          (b) in the case of the Issuer, to Reliant Energy Transition Bond Company LLC, 1111 Louisiana, Suite 4667, Houston, Texas 77002, Attention:
     Manager,

          (c) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

          (d) in the case of Standard & Poor's, to Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department,

          (e) in the case of Fitch, to Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: ABS Surveillance,

          (f) in the case the Indenture Trustee, at the address provided for notices or communications to the Indenture Trustee in the Indenture, and

          (g) in the case of the Texas Commission, to 1701 N. Congress Avenue, Austin, Texas 78711-3326, Attention: Executive Director and General Counsel;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 6.03 Assignment by the Seller. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

     Section 6.04 Assignment to the Indenture Trustee. The Seller hereby acknowledges and consents to any pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Transition Bondholders of all right, title and interest of the Issuer in, to and under the Transferred Transition Property and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Indenture Trustee. Notwithstanding such assignment, in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section 6.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer and the Indenture Trustee, on behalf of itself and the Transition Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 6.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 6.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 6.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.10 Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding-up or liquidation of the affairs of the Issuer.

     (b) Notwithstanding any prior termination of this Agreement or the Indenture, the Issuer shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Seller to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of the property of the Seller, or ordering the winding-up or liquidation of the affairs of the Seller.

                    [Rest of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers as of the day and year first above written.

                         RELIANT ENERGY TRANSITION BOND COMPANY LLC,
                            as Issuer,

                         By:____________________________________________________
                             Name:
                             Title:


                         RELIANT ENERGY, INCORPORATED,
                            as Seller,


                         By:____________________________________________________
                             Name:
                             Title:

                            APPENDIX A - DEFINITIONS

     The definitions contained in this Appendix A are applicable to the singular as well as the plural forms of such terms.

     "Administration Agreement" means the Administration Agreement, dated as of October 24, 2001, between the Issuer and the Seller, as the same may be further amended, supplemented or otherwise modified and in effect from time to time.

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, control, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

     "Agreement" or this "Sale Agreement" or the "Sale Agreement" means this Transition Property Sale Agreement, as the same may be further amended, supplemented or otherwise modified and in effect.

     "Basic Documents" means the Certificate of Formation of the Issuer which was filed with the Secretary of State of the State of Delaware on November 10, 1999, as amended and restated on October 22, 2001, the Amended and Restated Limited Liability Company Agreement of the Issuer dated as of October 24, 2001, this Sale Agreement, each Bill of Sale, the Servicing Agreement, the Intercreditor Agreement, the Administration Agreement and the Indenture.

     "Bill of Sale" means any bill of sale issued by the Seller to the Issuer pursuant to the Sale Agreement evidencing the sale of the Transition Property by the Seller to the Issuer.

     "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of Houston, Texas, or in the City of New York, New York, are required or authorized by law or executive order to remain closed.

     "Class" means, with respect to any Series of Transition Bonds, any one of the classes of Transition Bonds of that Series, as specified in the Series Supplement for that Series.

     "Financing Order" means the Financing Order issued by the Texas Commission on May 31, 2000 (PUC Docket No. 21665), pursuant to the Texas Electric Choice Plan, as interpreted by the Texas Commission on September 18, 2001 (PUC Docket No. 21665, SOAH Docket No. 473-99-2747).

     "Fitch" means Fitch, Inc., or its successor.

     "Governmental Authority" means any court or any federal or state regulatory body, administrative agency or governmental instrumentality.

     "Holder" or "Transition Bondholder" means the Person in whose name a Transition Bond of any Series or Class is registered on the Transition Bond Register.

     "Indenture" means the Indenture, dated as of October 24, 2001, between the Issuer and the Indenture Trustee, as the same may be further amended, supplemented or otherwise modified and in effect from time to time by one or more indentures supplemental thereto, and shall include the forms and terms of the Transition Bonds established thereunder.

     "Indenture Trustee" means Bankers Trust Company, a New York banking corporation, or its successor or any successor Indenture Trustee under the Indenture.

     "Initial Purchase Price" has the meaning specified in Section 2.01(a) hereof.

     "Initial Transfer Date" means the Series Issuance Date for the first Series of Transition Bonds.

     "Initial Transition Property" means the Transition Property identified in the Bill of Sale delivered pursuant to Section 2.02(i) on or prior to the Initial Transfer Date and purchased by the Issuer from the Seller as of the Initial Transfer Date pursuant to the Sale Agreement.

     "Intercreditor Agreement" means the Intercreditor Agreement, dated as of October 24, 2001, among AEP Credit, Inc., The Bank of New York, the Issuer, the Seller and the Trustee, as the same may be further amended, supplemented or otherwise modified and in effect from time to time.

     "Issuance Advice Letter" shall mean each issuance advice letter submitted to the Texas Commission by the Seller pursuant to the Financing Order in connection with the issuance of a Series of Transition Bonds.

     "Issuer" means Reliant Energy Transition Bond Company LLC, a Delaware limited liability company, or its successor under the Indenture.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

     "Moody's" means Moody's Investors Service, Inc., or its successor.

     "Officer's Certificate" means a certificate signed, in the case of the Seller, by the chairman of the board, the chief executive officer, the president, any vice chairman, any executive vice president, senior vice president or vice president, the treasurer, assistant treasurer, the secretary or any assistant secretary of the Seller.

     "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the Issuer or the Seller, which counsel shall be reasonably acceptable to the Indenture Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Indenture Trustee, if applicable.

     "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), business trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

     "proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Prospectus" has the meaning specified in Section 3.06 hereof.

     "Qualified Costs" has the meaning assigned to that term in the Texas Electric Choice Plan and the Financing Order.

     "Rating Agency" means any rating agency rating the Transition Bonds of any Class or Series at the time of issuance thereof at the request of the Issuer, which initially shall be Moody's, Fitch and S&P. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, written notice of which designation shall be given to the Indenture Trustee and the Servicer.

     "Rating Agency Condition" means, with respect to any action, the notification to each Rating Agency of such action, and confirmation from S&P and Fitch to the Indenture Trustee and the Issuer that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any outstanding Series or Class of Transition Bonds.

     "Reliant Energy" means Reliant Energy, Incorporated, a Texas corporation, or its successor.

     "Seller" means Reliant Energy, or its successor, in its capacity as seller of the rights and interests under the Financing Order to the Issuer pursuant to the Sale Agreement.

     "Series" means any series of Transition Bonds issued by the Issuer and authenticated by the Indenture Trustee pursuant to the Indenture, as specified in the Series Supplement therefor.

     "Series Issuance Date" means, with respect to any Series, the date on which the Transition Bonds of such Series are to be originally issued in accordance with Section 2.10 of the Indenture and the Series Supplement for such Series.

     "Series Supplement" means a Supplemental Indenture that authorizes a particular Series of Transition Bonds.

     "Servicer" means Reliant Energy, in its capacity as the servicer under the Servicing Agreement, and each successor to Reliant Energy (in the same capacity) pursuant to the relevant sections of the Servicing Agreement.

     "Servicer Default" means an event specified in Section 6.01 of the Servicing Agreement.

     "Servicing Agreement" means the Transition Property Servicing Agreement, dated as of October 24, 2001, between the Issuer and the Servicer and acknowledged by the Indenture Trustee, as the same may be further amended, supplemented and supplemented and in effect from time to time.

     "Standard & Poor's" or "S&P," means Standard & Poor's, a division of The McGraw-Hill Companies, or its successor.

     "Subsequent Purchase Price" has the meaning specified in Section 2.01(d) hereof.

     "Subsequent Sale" means the sale of additional rights and interests under a separate financing order by the Seller to the Issuer after the Initial Transfer Date, subject to the satisfaction of the conditions specified in the Sale Agreement and the Indenture.

     "Subsequent Transfer Date" means the date that a Subsequent Sale will be effective, specified in a written notice provided by the Seller to the Issuer pursuant to the Sale Agreement.

     "Subsequent Transition Property" means Transition Property identified in a Bill of Sale delivered pursuant to Section 2.02(i) with respect to the Subsequent Transfer Date for such Transition Property and purchased by the Issuer from the Seller as of such Subsequent Transfer Date pursuant to the Sale Agreement.

     "Supplemental Indenture" means a supplemental indenture entered into by the Issuer and the Indenture Trustee pursuant to Article IX of the Indenture.

     "Texas Commission" means the Public Utility Commission of Texas or any successor.

     "Texas Commission Regulations" means, at any time, any regulations, orders or directives promulgated, issued or adopted by the Texas Commission and in effect at such time.

     "Texas Electric Choice Plan" means the Act of May 21, 1999, 76th Leg. R.S. ch. 405, 1999.

     "Transfer Date" means the Initial Transfer Date or any Subsequent Transfer Date, as applicable.

     "Transferred Transition Property" means the Transition Property that has been purchased by the Issuer pursuant to a particular Bill of Sale.

     "Transition Bond" means any of the transition bonds (as defined in the Texas Electric Choice Plan) issued by the Issuer pursuant to the Indenture.

     "Transition Bond Register" has the meaning specified in Section 2.05 of the Indenture.

     "Transition Bond Registrar" means the Indenture Trustee, in its capacity as keeper of the Transition Bond Register, or any other Person appointed to act in such capacity by the Issuer pursuant to Section 2.05 of the Indenture.

     "Transition Charges" means the nonbypassable amounts to be charged for the use or availability of electric services, approved by the Texas Commission in the Financing Order to recover Qualified Costs, that may be collected by the Seller, its successors, assignees or other collection agents as provided in the Financing Order.

     "Transition Property" means the rights and interests of the Seller or its successor under the Financing Order, once those rights are first transferred to the Issuer or pledged in connection with the issuance of the Transition Bonds, including the irrevocable right to impose, collect and receive through Transition Charges payable by retail electric customers within Seller's certificated service area as it existed on May 1, 1999, an amount sufficient to cover the Qualified Costs of the Seller authorized in the Financing Order, the right to receive Transition Charges in amounts and at times sufficient to pay principal and interest and make other deposits in connection with the Transition Bonds and all revenues and collections resulting from Transition Charges.

     "Trust Estate" has the meaning specified in the Granting Clause of the Indenture.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                                   EXHIBIT A

                                  BILL OF SALE

     1. This Bill of Sale is being delivered pursuant to the Transition Property Sale Agreement, dated as of October 24, 2001 (the "Sale Agreement"), between Reliant Energy, Incorporated (the "Seller") and Reliant Energy Transition Bond Company LLC (the "Issuer"). All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sale Agreement.

     2. In consideration of the Issuer's payment to the Seller of $[______________], receipt of which is hereby acknowledged, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in, to and under the [Initial] [Subsequent] Transition Property identified on Schedule 1 hereto (such sale,
                                               ----------
transfer, assignment, setting over and conveyance of the [Initial] [Subsequent] Transition Property includes, to the fullest extent permitted by the Texas Electric Choice Plan, the right to impose, collect and receive the Transition Charges related to the [Initial] [Subsequent] Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 39.308 of the Texas Electric Choice Plan and other applicable law, is a true sale and is not a secured transaction and title, legal and equitable, has passed to the Issuer. The preceding sentence is the statement referred to in Section 39.308 of the Texas Electric Choice Plan. The Seller agrees and confirms that, after giving effect to the sale evidenced by this Bill of Sale, the Seller has no right, title or interest in, to or under the [Initial] [Subsequent] Transition Property.

     3. The Issuer does hereby purchase the [Initial] [Subsequent] Transition Property identified on Schedule 1 hereto from the Seller for the consideration
                       ----------
set forth in paragraph 2 above.

     4. The Seller and the Issuer each acknowledge and agree that the purchase price for the [Initial] [Subsequent] Transition Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value on the date hereof.

     5. The Seller confirms that each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all respects on the date hereof as if made on the date hereof.

     6. This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     7. THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill of Sale as of the ___ day of ______, ____.

                    RELIANT ENERGY TRANSITION BOND COMPANY LLC,
                      as Issuer,

                     By: ____________________________________________
                         Name:
                         Title:

                    RELIANT ENERGY, INCORPORATED,
                      as Seller,

                    By:  ____________________________________________
                         Name:
                         Title:

                                   SCHEDULE 1
                                       to
                                  BILL OF SALE

                   [Initial] [Subsequent] Transition Property